THE ADVISORS' INNER CIRCLE FUND II

                    WESTFIELD CAPITAL LARGE CAP GROWTH FUND
                     WESTFIELD CAPITAL DIVIDEND GROWTH FUND

                         SUPPLEMENT DATED MAY 21, 2014
                                     TO THE
                STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                              DATED MARCH 1, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
            THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

In the "Portfolio Holdings" section of the SAI, the fourth paragraph on page S-52 is hereby deleted and replaced with the following:

The Westfield Capital Large Cap Growth Fund generally publishes a complete list of its portfolio holdings on a monthly basis, ten (10) days after the end of each month. This information can be found on the internet at www.westfieldcapital.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. The Fund may provide ratings and rankings organizations with the same information one day after it is made available on the internet web site.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 WCM-SK-002-0100